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                                                                                                        Appendix I


                                          List of Current and Future Advisers and Sub-Advisers


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                                                                       Replacement Fund
      Existing Fund             Adviser             Sub-Adviser                                 Adviser             Sub-Adviser
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-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------

Delaware VIP Small Cap     Delaware                                    Third Avenue       MetLife Advisers,    Third Avenue
Value Series               Management                                  Small Cap Value    LLC                  Management LLC
                           Company                                     Portfolio
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Fidelity VIP-Equity        Fidelity           FMR Co., Inc.            Lord Abbett        MetLife Advisers,    Lord Abbett
Income Portfolio           Management &                                Growth and         LLC                  & Co. LLC
                           Research Company                            Income Portfolio
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
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Fidelity VIP Growth        Fidelity           FMR Co., Inc.            T. Rowe Price      MetLife Advisers,    T. Rowe Price
Portfolio                  Management &                                Large Cap Growth   LLC                  Associates, Inc.
                           Research Company                            Portfolio
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
Janus Aspen Global         Janus Capital                               RCM Technology     MetLife Advisers,    RCM Capital
Technology Portfolio       Management LLC                              Portfolio          LLC                  Management LLC
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
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Legg Mason ClearBridge     Legg Mason         ClearBridge Advisors,    Davis Venture      MetLife Advisers,    Davis Selected
Variable Capital           Partners Fund      LLC                      Value Portfolio    LLC                  Advisers, L.P.
Portfolio                  Advisor, LLC
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
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Legg Mason Global          Legg Mason         Global Currents          MFS Research       MetLife Advisers,    Massachusetts
Currents Variable          Partners Fund      Investment Management,   International      LLC                  Financial Services
International All Cap      Advisor, LLC       LLC                      Portfolio                               Company
Opportunity Portfolio
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
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Legg Mason Western Asset   Legg Mason         Western Asset            Western Asset      MetLife Advisers,    Western Asset
Variable Diversified       Partners Fund      Management Company,      Management         LLC                  Management Company
Strategic Income           Advisor, LLC       Western Asset            Strategic Bond
Portfolio                                     Management Company,      Opportunities
                                              Limited                  Portfolio
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
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Legg Mason Western Asset   Legg Mason         Western Asset            Western Asset      MetLife Advisers,    Western Asset
Variable Strategic Bond    Partners Fund      Management Company,      Management         LLC                  Management Company
Portfolio                  Advisor, LLC       Western Asset            Strategic Bond
                                              Management Company,      Opportunities
                                              Limited                  Portfolio
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
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Pioneer Bond VCT           Pioneer                                     PIMCO Total        MetLife Advisers,    Pacific Investment
Portfolio                  Investment                                  Return Portfolio   LLC                  Management Company
                           Management Inc.                                                                     LLC
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
Pioneer Fund VCT           Pioneer                                     Pioneer Fund       MetLife Advisers,    Pioneer Investment
Portfolio                  Investment                                  Portfolio          LLC                  Management Inc.
                           Management Inc.
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-------------------------- ------------------ ------------------------ ------------------ -------------------- --------------------
Templeton Growth           Templeton Global   Templeton Asset          Met/Templeton      MetLife Advisers,    Templeton Global
Securities Fund            Advisors Limited   Management Limited       Growth Portfolio   LLC                  Advisors Limited
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Templeton Growth Fund,     Templeton Global                            Met/Templeton      MetLife Advisers,    Templeton Global
Inc.                       Advisors Limited                            Growth Portfolio   LLC                  Advisors Limited
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Van Eck VIP Global Hard    Van Eck                                     Van Eck Global     MetLife Advisers,    Van Eck Associates
Assets Fund                Associates                                  Natural            LLC                  Corporation
                           Corporation                                 Resources
                                                                       Portfolio
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